Exhibit 10.5

WHEN RECORDED

PLEASE RETURN TO:

Chesapeake E&P Holding Corporation

Attn:

6100 North Western Avenue

Oklahoma City, OK 73118

ASSIGNMENT OF TERM OVERRIDING ROYALTY INTERESTS

KNOW ALL MEN BY THESE PRESENTS THAT:

This ASSIGNMENT OF TERM OVERRIDING ROYALTY INTERESTS (this “Assignment”) from Chesapeake E&P Holding Corporation, an Oklahoma corporation, with offices at 6100 North Western Avenue, Oklahoma City, OK 73118 (“Assignor”), to Chesapeake Granite Wash Trust (the “Trust” or the “Assignee”), a statutory trust formed under the laws of the State of Delaware, with offices at c/o The Bank of New York Mellon Trust Company, N.A., Institutional Trust Services, 919 Congress Avenue, Suite 500, Austin, Texas 78701, is delivered to be effective as of 12:01 a.m., Central Time, July 1, 2011 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as “Parties.”

RECITALS

WHEREAS, Assignor is the owner of (i) a certain term overriding royalty interest covering the lands and leases described in Exhibit A-1 hereto and assigned to Assignor by Chesapeake Exploration, L.L.C., an Oklahoma limited liability company (“Chesapeake Exploration”), and further described in that certain recorded instrument entitled “Term Overriding Royalty Interest Conveyance (PDP)” (the “PDP Conveyance”), which PDP Conveyance is described in Exhibit B hereto, and (ii) a certain term overriding royalty interest covering the lands and leases described in Exhibit A-2 hereto and assigned to Assignor by Chesapeake Exploration and further described in that certain recorded instrument entitled “Term Overriding Royalty Interest Conveyance (PUD)” (the “PUD Conveyance” and, together with the PDP Conveyance, the “Conveyances”), which PUD Conveyance is described in Exhibit B hereto; and

WHEREAS, the Conveyances were filed in the records of the County Clerk of Washita County, Oklahoma, as described in Exhibit B hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Conveyance. Effective as of the Effective Time, Assignor, for good and valuable consideration in hand paid by Assignee, hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, CONVEYS, SETS OVER AND DELIVERS to Assignee, without recourse or warranty (except the special warranty expressly provided below) or representation of any kind, all of its right, title and interest in and to the “Royalty Interest” (as defined in the PDP Conveyance) and the “Royalty Interest” (as defined in the PUD Conveyance) (collectively, the “Transferred Interests”), and any and all of the other rights arising from or under the Conveyances with respect to the Transferred Interests (collectively, the “Assigned Rights”). All persons are referred to the Conveyances for the terms thereof and for specific descriptions of the “Royalty Interest” created under each Conveyance.

Assignor hereby binds itself, its successors and assigns to warrant and forever defend the title to the Transferred Interests and the Assigned Rights herein granted, conveyed, assigned and transferred unto Assignee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

2. Assumption; Acceptance. Assignee hereby assumes the express obligations of the “Assignee” under the Conveyances with respect to the Transferred Interests and the Assigned Rights to the extent such obligations arise under the terms of the Conveyances, and agrees to accept, take subject to and be bound by the terms and conditions of the Conveyances to the same extent as if Assignee, in such capacity, were the “Assignee” under the Conveyances.

3. Exhibits A-1 and A-2. For the avoidance of doubt, Exhibits A-1 and A-2 have been provided for convenience only. It is the express intent of the Parties that Exhibits A-1 and A-2 shall in no way modify or alter the rights, interests and obligations conveyed to Assignee pursuant to Paragraphs 1 and 2 of this Assignment.

4. Counterparts. This Assignment may be executed in any number of counterparts, all of which are identical. Every counterpart of this Assignment shall be deemed to be an original for all purposes, and all such counterparts together shall constitute one and the same instrument. As between the Parties, any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original hereto.

5. Governing Law. WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, THIS ASSIGNMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA.

6. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by The Bank of New York Mellon Trust Company, N.A. (“Trustee”), not individually or personally, but solely as trustee of the Trust in the exercise of the powers and authority conferred and vested in it and (ii) under no circumstances shall the Trustee be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Assignee under this Assignment.

7. Further Assurances. Each of the Parties shall execute and deliver, at the reasonable request of the other Party, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Assignment.

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8. Delivery and Acceptance. Notwithstanding the date(s) of execution of this Assignment as reflected in the acknowledgments below, this Assignment has been delivered by Assignor and accepted by Assignee immediately following the delivery of the Conveyances by Chesapeake Exploration and the acceptance thereof by Assignor.

[Signature page follows]

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IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

Chesapeake E&P Holding Corporation

By:
	Name:	Domenic J. Dell’Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Assignment]

Chesapeake Granite Wash Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
		Name:	Michael J. Ulrich
		Title:	Vice President

[Signature Page to Assignment]

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

This instrument was acknowledged before me on                         , 2011, by Domenic J. Dell’Osso, Jr. as Executive Vice President and Chief Financial Officer of Chesapeake E&P Holding Corporation, an Oklahoma corporation, on behalf of said corporation.

WITNESS my hand and official seal this      day of             , 2011.

NOTARY PUBLIC,
State of Oklahoma

(printed name)
My commission expires:

[SEAL]

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on                     , 2011, by Michael J. Ulrich as Vice-President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America, the Trustee of Chesapeake Granite Wash Trust, a Delaware statutory trust, on behalf of said national banking association as trustee of said trust.

WITNESS my hand and official seal this      day of             , 2011.

NOTARY PUBLIC,
State of Texas

(printed name)
My commission expires:

[SEAL]

EXHIBIT A-1

(PDP Conveyance - Lease exhibit)

EXHIBIT A-2

(PUD Conveyance - Lease exhibit)

EXHIBIT B

1. Term Overriding Royalty Interest Conveyance (PDP), by and between Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, as Assignor, and, Chesapeake E&P Holding Corporation, an Oklahoma corporation, as Assignee, recorded on                     , 2011, in Book             , Page              of the                      Records of Washita County, Oklahoma.

2. Term Overriding Royalty Interest Conveyance (PUD), by and between Chesapeake Exploration, L.L.C., an Oklahoma limited liability company, as Assignor, and, Chesapeake E&P Holding Corporation, an Oklahoma corporation, as Assignee, recorded on                     , 2011, in Book             , Page              of the                      Records of Washita County, Oklahoma.